INVESTOR PRESENTATION Q3 2021

2 The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Other factors that could cause or contribute to such impact include, but are not limited to: • the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for credit losses ("ACL") on loans and provision for credit losses on loans that may be effected by deterioration in economic conditions, which may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our ACL on loans no longer being adequate to cover actual losses, and require us to increase our ACL on loans; • changes in general economic conditions either nationally or in our market areas; • changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; • risks related to acquiring assets in or entering markets in which we have not previously operated and may not be familiar; • fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; • results of examinations of us by the bank regulators, including the possibility that any such regulatory authority may, among other things, initiate an enforcement action against the Company or our bank subsidiary which could require us to increase our ACL on loans, write-down assets, change our regulatory capital position, affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements on us, any of which could affect our ability to continue our growth through mergers, acquisitions or similar transactions and adversely affect our liquidity and earnings; • our ability to control operating costs and expenses; • increases in premiums for deposit insurance; • the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; • staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; • disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; • our ability to retain key members of our senior management team; • costs and effects of litigation, including settlements and judgments; • our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames or at all, and any goodwill charges related thereto and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, which might be greater than expected; • increased competitive pressures among financial service companies; • adverse changes in the securities markets; • inability of key third-party providers to perform their obligations to us; • changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the FASB, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods and as a result of the CARES Act and the CA Act; and • other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services, including from the CARES Act, CA Act, the COVID-19 pandemic, vaccination efforts and the other risks detailed from time to time in our filings with the SEC including our Annual Form 10-K and Quarterly Form 10-Qs. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating results and stock price performance. All dollars throughout the entire presentation are in thousands unless otherwise noted, except per share amounts. FORWARD LOOKING STATEMENTS

COMPANY OVERVIEW

4 OVERVIEW Overview NASDAQ symbol HFWA Stock price $25.64 Market capitalization $921.8 million Institutional ownership 79.5% Headquarters Olympia, WA # of branches 53 Year established 1927 Q3 2021 Financial Highlights Assets $7.26 billion Deposits $6.22 billion Loans receivable $3.95 billion Net income $20.6 million Pre-tax, pre-provision income (non-GAAP) $22.4 million Net interest margin 3.15% Efficiency ratio 62.35% Tier 1 leverage ratio 8.8% Total risk based capital ratio 14.8% – Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. – Market information as of October 8, 2021. – Refer to Appendix for calculation of non-GAAP financial measure. HFWA Branch Seattle-Tacoma-Bellevue MSA Portland-Vancouver-Hillsboro MSA Tacoma

5 COMPANY STRATEGY Active and disciplined in M&A Ÿ Be the "acquirer of choice" in the Pacific Northwest Ÿ Most acquisitive bank in Oregon and Washington since 2013 with 5 acquisitions Ÿ Target Metrics = IRR of >15% with earnbacks < 3 years Allocate capital to organically grow our core banking business Ÿ Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets Ÿ Disciplined approach to concentration risk and active portfolio management Improve operational efficiencies and rationalize branch network Ÿ Achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions, including improvement in the overhead ratio to 2.04% during the quarter ended September 30, 2021 compared to 2.17% for the comparable quarter in 2020 Ÿ Closed/Consolidated 31 branches since beginning of 2010 and announced upcoming consolidation of an additional four branches during Q4 2021 Generate stable profitability and risk adjusted returns Ÿ 1.13% return on average assets for the quarter ended September 30, 2021 Ÿ Five-year growth in tangible book value (non-GAAP) of $4.64, or 37.6%, to $16.97 at September 30, 2021 from $12.33 at September 30, 2016 Maintain conservative underwriting standards and actively manage the loan portfolio Ÿ Long track record of strong underwriting with conservative risk profile Ÿ Disciplined approach to concentration risk Ÿ Nonaccrual loans decreased 55.4% since since December 31, 2020 Focus on core deposits is key to franchise value over the long term Ÿ 37.0% noninterest demand deposits to total deposits Ÿ Noninterest demand deposit CAGR of 22% since 2016 Ÿ 0.09% cost of total deposits; top 20% performance among US publicly traded banks Proactive capital management Ÿ History of increasing regular dividends and utilizing special dividends to manage capital Ÿ Repurchased $20.6 million, or 841,088 shares, of common stock during the quarter ended September 30, 2021; 802,188 shares remain available to repurchase Ÿ Strong capital ratios: Tier 1 leverage ratio = 8.8%; Total risk based capital ratio = 14.8% – Financial information reflects results as of or for the quarter ended September 30, 2021. – Refer to Appendix for calculation of non-GAAP financial measure. – Comparable cost of total deposits information provided by S&P Global Market Intelligence for the quarter ended June 30, 2021 and includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion. – Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports.

6 TECHNOLOGY INVESTMENT Objective: Invest in technology to enable Community Banking at Scale 2020 Accomplishments Keeping strategic systems current Ÿ Implemented “Heritage Direct,” a state of the art online/mobile treasury management platform Ÿ Upgraded ACH, wires, positive pay, and remote deposit capture platforms Ÿ Enabled en masse remote work, allowing bankers access from anywhere 2021 Focus Automating the back office Ÿ Completion of bank-wide business process management solution which will enable real- time transparency into every major process across the company Ÿ Deploy and further develop proprietary customer relationship management tools, including Commercial Loan Origination and Treasury Management Origination solutions on the Bank's proprietary application framework Ÿ Upgrade online account opening and call center platforms to implement true omni-channel experiences and more options for customer service engagement 2022+ Roadmap Personalized customer experiences Ÿ Systems integrations to enable automation and transparency of “customer journeys” through all key banking activities Ÿ Customize online banking and call center platforms to leverage data to drive personalized and omni-channel experiences Key Outcomes Integrated systems, automation & personalization Ÿ Ability for customer to seamlessly switch channels to bank when/where/how they want Ÿ Next generation front & back office integration delivering efficiency, consistency and scalability Ÿ Application programming interface ("API") based strategy positions Heritage to support Open Banking

7 ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") PRACTICES We are committed to environmental and sustainability efforts, our human capital, our customers and strengthening the communities and markets in which we operate. Environment and Sustainability Ÿ Have a Green Team Committee focused on sustainability Ÿ Participating in an energy-saving pilot program with our Hillsboro branch in partnership with Energy Trust of Oregon and Strategic-Energy Management Ÿ Continually reducing our carbon footprint through branch consolidations and focus on recycling Ÿ Achieved a Gold Sustainability at Work certification for the Portland office Social Responsibility and Human Capital Ÿ Have a DEI ("Diversity, Equity, and Inclusion") Plan, a DEI Statement, a DEI Council and a DEI Officer who has been certified by the National Diversity Council and serves on the Washington Bankers Association DEI Committee. Ÿ Focusing on the safety, health and wellness of our employees through the COVID-19 pandemic by continually monitoring and adapting operations to guidance from the Centers for Disease Control and state/local health authorities Ÿ Assisted customers during the pandemic by providing fee waivers, loan modifications, and loans through the Small Business Administration's Paycheck Protection Program ("SBA PPP") Ÿ Donated $1.14 million in 2021 through our Heritage Helps community investment and giving program, focused on driving positive impact in the areas of: business and economic development; education and youth development; environmental stewardship; social equity, health, and human services Ÿ Contributed more than $67 million to affordable housing projects in 2020 and $58 million through September 30, 2021 Ÿ Provided a $10 million loan to broaden the capacity of the Washington State Small Business Flex Fund Ÿ Awarded the American Bankers Association Community Commitment Award for Affordable Housing Ÿ In 2021, formed the Heritage Bank Community Development Enterprise with $50 million in capitalization. Governance Ÿ Committed to effective corporate governance which serves the interests of the Company, its shareholders, employees, and communities Ÿ Supervised by an engaged Board who actively monitor the policies and business strategies of the Company Ÿ Have effective governance practices including Corporate Governance Guidelines, Committee Charters, Stock Ownership Guidelines, a Code of Ethics Policy and a Whistleblower Policy

8 6.8% 14.0% $97,067 5.6% 13.8% $83,746 2.9% 9.0% $67,761 Seattle MSA Portland MSA USA 2021-2026 proj, population growth 2021-2026 Proj. median household income growth Median household income $97,067 $83,746 $67,761 STRONG AND DIVERSE ECONOMIC LANDSCAPE Market Highlights Major Employers in the Pacific Northwest Market Demographics Seattle MSA Portland MSA 5.0% $424.8B 13.0% Unemployment rate in August 2021 (compared to 5.1% for Washington state and 5.2% for USA) 2019 GDP 2021-2026 proj. growth in household income for Washington state 4.4% $174.9B 12.8% Unemployment rate in August 2021 (compared to 4.9% for Oregon state and 5.2% for USA) 2019 GDP 2021-2026 proj. growth in household income for Oregon state – Economic data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence.

9 MAJOR MSA FUNDS UNDER MANAGEMENT Seattle MSA Funds Under Management = Loans + Deposits $2,770 $2,941 $3,845 $4,020 $4,960 $5,309 $5,269 $5,243 $1,294 $1,415 $1,850 $1,909 $1,936 $1,945 $1,938 $1,992 $1,476 $1,526 $1,995 $2,111 $2,650 $2,897 $3,028 $3,109 Non-SBA PPP loans SBA PPP loans Deposits 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 – Prior period information includes branches that were closed or consolidated prior to September 30, 2021. – Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. – Dollars in millions. Portland MSA Funds Under Management = Loans + Deposits $43 $112 $856 $907 $1,269 $1,345 $1,223 $1,186 $379 $409 $432 $442 $430 $437 $477 $498 $676 $722 $696 $697 Non-SBA PPP loans SBA PPP loans Deposits 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021

10 FUTURE GROWTH OPPORTUNITIES – Map obtained from S&P Global Market Intelligence. – Certain locations of bank headquarters overlap on the map. – Target financial information as of the most recent quarter publicly available. • HFWA positioned to be the acquiror of choice in the Pacific Northwest. • Long-term goal to build a PNW regional commercial community bank; potential opportunities for M&A and production team lift-outs in OR and ID in addition to WA. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 8 banks between $150 and $500 million in assets – 9 banks between $500 million and $1.0 billion in assets – 9 banks between $1.0 and $3.0 billion in assets • Financial parameters include 15% IRR and earnback of < 3 years. • Preferred targets have commercial relationship banking focus with efficient branch network along the I-5 corridor. Target bank headquarters

11 Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets $1,015 $812 $1,369 $1,346 $1,340 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,028 $7,106 $7,259 $556 $319 $1,747 $1,079 $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 $16.88 $20.63 $22.10 $22.85 $22.99 $23.77 $24.13 $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $15.95 $16.76 $16.97 Organic Acquired Assets Book value per share Tangible book value per share (non-GAAP) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Completed 2 FDIC deals Pierce Commercial Bank $211MM in assets Cowlitz Bank $345MM in assets Merged with Washington Banking Company $1.7B in assets Acquired Valley Community Bancshares $254MM in assets Northwest Commercial Bank $65MM in assets – Refer to Appendix for calculation of non-GAAP financial measure. – Dollars in millions, except per share amounts. PLEASE DO NOT ADJUST DOTTED LINES they are formatted for exporting to PDF

12 DEPOSIT MARKET SHARE Washington & Oregon - 2008 Washington & Oregon - 2013 Washington & Oregon - 2021 Rank Institution (State) Deposits in Market Market Share Rank Institution (State) Deposits in Market Market Share Rank Institution (State) Deposits in Market Market Share 1 Bank of America Corporation (NC) $32,880,496 20.36% 1 Bank of America Corporation (NC) $34,290,015 19.44% 1 Bank of America Corporation (NC) $61,116,155 18.10% 2 U.S. Bancorp (MN) 18,200,191 11.27% 2 U.S. Bancorp (MN) 24,912,264 14.12% 2 U.S. Bancorp (MN) 45,768,910 13.55% 3 Washington Mutual Inc. (WA) 18,044,059 11.17% 3 Wells Fargo & Co. (CA) 22,985,222 13.03% 3 JPMorgan Chase & Co. (NY) 42,247,914 12.51% 4 Wells Fargo & Co. (CA) 13,983,430 8.66% 4 JPMorgan Chase & Co. (NY) 15,638,062 8.87% 4 Wells Fargo & Company (CA) 41,397,689 12.26% 5 KeyCorp (OH) 11,282,327 6.99% 5 KeyCorp (OH) 11,805,664 6.69% 5 KeyCorp (OH) 23,612,824 6.99% 6 Sterling Financial Corp. (WA) 6,314,532 3.91% 6 Washington Federal Inc. (WA) 6,216,841 3.52% 6 Umpqua Holdings Corporation (OR) 17,093,442 5.06% 7 Washington Federal Inc. (WA) 4,697,167 2.91% 7 Columbia Banking System Inc. (WA) 5,840,021 3.31% 7 Columbia Banking System, Inc. (WA) 14,544,320 4.31% 8 Umpqua Holdings Corp. (OR) 3,683,451 2.28% 8 Umpqua Holdings Corp. (OR) 5,499,385 3.12% 8 Banner Corporation (WA) 10,483,137 3.10% 9 Banner Corp. (WA) 3,511,650 2.17% 9 Sterling Financial Corp. (WA) 5,203,136 2.95% 9 Washington Federal, Inc. (WA) 9,702,254 2.87% 10 Frontier Financial Corp. (WA) 3,303,562 2.05% 10 Mitsubishi UFJ Financial Group Inc. 3,474,540 1.97% 10 W.T.B. Financial Corporation (WA) 7,858,982 2.33% 11 Columbia Banking System Inc. (WA) 2,401,217 1.49% 11 Banner Corp. (WA) 3,255,301 1.85% 11 Heritage Financial Corporation (WA) 6,083,484 1.80% 12 W.T.B. Financial Corp. (WA) 2,355,857 1.46% 12 W.T.B. Financial Corp. (WA) 3,180,411 1.80% 12 HomeStreet, Inc. (WA) 4,262,425 1.26% 13 West Coast Bancorp (OR) 2,082,385 1.29% 13 HomeStreet Inc. (WA) 1,612,978 0.91% 13 First Interstate BancSystem, Inc. (MT) 3,422,135 1.01% 14 HomeStreet Inc. (WA) 1,268,125 0.79% 14 SKBHC Holdings LLC (WA) 1,550,759 0.88% 14 BNP Paribas SA 3,167,645 0.94% 15 Cascade Bancorp (OR) 1,142,435 0.71% 15 Washington Banking Co. (WA) 1,410,804 0.80% 15 Mitsubishi UFJ Financial Group, Inc. 2,825,816 0.84% 16 AmericanWest Bancorp. (WA) 1,100,332 0.68% 16 Yakima Federal S&L Assoc. (WA) 1,402,048 0.79% 16 Peoples Bancorp (WA) 2,387,119 0.71% 17 Horizon Financial Corp. (WA) 1,097,107 0.68% 17 BNP Paribas SA 1,314,955 0.75% 17 FS Bancorp, Inc. (WA) 1,892,926 0.56% 18 Yakima Federal S&L Assoc. (WA) 1,094,393 0.68% 18 Heritage Financial Corp. (WA) 1,227,045 0.70% 18 Cashmere Valley Bank (WA) 1,872,322 0.55% 19 BNP Paribas SA 1,001,691 0.62% 19 Peoples Bancorp (WA) 1,119,301 0.63% 19 Coastal Financial Corporation (WA) 1,806,367 0.53% 20 Cascade Financial Corp. (WA) 993,356 0.62% 20 Cashmere Valley Bank (WA) 1,094,353 0.62% 20 HSBC Holdings plc 1,691,344 0.50% 21 City Bank (WA) 955,179 0.59% 21 Pacific Continental Corp. (OR) 1,074,590 0.61% 21 First Republic Bank (CA) 1,628,909 0.48% 22 Columbia Bancorp (OR) 939,992 0.58% 22 Opus Bank (CA) 968,148 0.55% 22 East West Bancorp, Inc. (CA) 1,563,575 0.46% 23 Venture Financial Group Inc. (WA) 916,882 0.57% 23 East West Bancorp Inc. (CA) 924,708 0.52% 23 Zions Bancorporation, N.A. (UT) 1,527,609 0.45% 24 First Financial Northwest Inc. (WA) 867,502 0.54% 24 Olympic Bancorp Inc. (WA) 807,112 0.46% 24 Timberland Bancorp, Inc. (WA) 1,522,879 0.45% 25 Peoples Bancorp (WA) 845,949 0.52% 25 HSBC Holdings PLC 801,732 0.45% 25 Yakima Federal S&L Association (WA) 1,495,450 0.44% 26 Cashmere Valley Financial Corp. (WA) 841,611 0.52% 26 Cascade Bancorp (OR) 799,971 0.45% 26 First Northwest Bancorp (WA) 1,472,533 0.44% 27 Heritage Financial Corp. (WA) 802,020 0.50% 27 Zions Bancorp. NA (UT) 774,168 0.44% 27 Olympic Bancorp, Inc. (WA) 1,437,456 0.43% 28 Liberty Financial Group Inc. (OR) 778,222 0.48% 28 Skagit Bancorp Inc. (WA) 666,659 0.38% 28 Riverview Bancorp, Inc. (WA) 1,423,933 0.42% 29 Washington Banking Co. (WA) 733,643 0.45% 29 Riverview Bancorp Inc. (WA) 660,249 0.37% 29 First Financial Northwest, Inc. (WA) 1,153,830 0.34% 30 First Indep. Investment Group Inc. (WA) 684,404 0.42% 30 First Financial Northwest Inc. (WA) 642,130 0.36% 30 Pacific Financial Corporation (WA) 1,144,452 0.34% 31 Pacific Continental Corp. (OR) 676,993 0.42% 31 First Fed. S&L Assoc. of Port Angeles (WA) 598,820 0.34% 31 Pacific Premier Bancorp, Inc. (CA) 934,222 0.28% 32 PremierWest Bancorp (OR) 664,006 0.41% 32 Timberland Bancorp Inc. (WA) 596,187 0.34% 32 Glacier Bancorp, Inc. (MT) 898,509 0.27% 33 Riverview Bancorp Inc. (WA) 630,220 0.39% 33 Pacific Financial Corp. (WA) 591,430 0.34% 33 Citizens Bancorp (OR) 893,931 0.26% 34 Olympic Bancorp Inc. (WA) 626,828 0.39% 34 Baker Boyer Bancorp (WA) 467,717 0.27% 34 Sound Financial Bancorp, Inc. (WA) 814,055 0.24% 35 Zions Bancorp. NA (UT) 571,565 0.35% 35 Olympia Federal S&L Association (WA) 464,913 0.26% 35 Summit Bank Group, Inc. (OR) 728,073 0.22% 36 Whitman Bancorp. Inc. (WA) 527,546 0.33% 36 Home Federal Bancorp Inc. (ID) 451,386 0.26% 36 First Citizens BancShares, Inc. (NC) 720,949 0.21% 37 Washington First Financial Group Inc. (WA) 514,572 0.32% 37 First Citizens BancShares Inc. (NC) 415,562 0.24% 37 People's Bank of Commerce (OR) 712,979 0.21% 38 First Fed. S&L Assoc. of Port Angeles (WA) 495,891 0.31% 38 Citizens Bancorp (OR) 404,324 0.23% 38 Baker Boyer Bancorp (WA) 688,811 0.20% 39 Skagit Bancorp Inc. (WA) 486,490 0.30% 39 Coastal Financial Corp. (WA) 349,343 0.20% 39 Olympia Federal S&L Association (WA) 673,112 0.20% 40 Timberland Bancorp Inc. (WA) 480,261 0.30% 40 Evergreen Federal Bank (OR) 335,918 0.19% 40 BEO Bancorp (OR) 661,989 0.20% Total For Institutions In Market $161,492,273 Total For Institutions In Market $176,371,225 Total For Institutions In Market $337,661,736 Out of 148 Institutions Out of 120 Institutions Out of 83 Institutions – Data obtained from S&P Global Market Intelligence as of June 30 for the year indicated.

FINANCIAL UPDATE

14 FINANCIAL UPDATE – Q3 2021 • Net income was $20.6 million, or $0.58 per diluted share, for the quarter ended September 30, 2021, compared to $32.7 million, or $0.90 per diluted share, for the linked-quarter ended June 30, 2021 and $16.6 million, or $0.46 per diluted share, for the quarter ended September 30, 2020. • Reversal of provision for credit losses was $3.1 million for the quarter ended September 30, 2021 compared to $14.0 million for the linked-quarter ended June 30, 2021 and a provision for credit loss of $2.7 million for the quarter ended September 30, 2020. • The ratio of nonperforming assets to total assets decreased to 0.36% at September  30, 2021 compared to 0.50% at June 30, 2021 and 0.88% at December 31, 2020. • Noninterest expense to average total assets, annualized, was 2.04% for the quarter ended September  30, 2021 compared to 2.06% for the linked-quarter ended June 30, 2021 and 2.17% for the quarter ended September 30, 2020. • Capital remains strong with a Tier 1 leverage ratio of 8.8% and a total risk-based capital ratio of 14.8% at September 30, 2021. • Declared a regular cash dividend of $0.21 per common share on October 20, 2021, an increase of 5.0% from the $0.20 regular cash dividend per common share declared during the prior quarter. • Repurchased 841,088 shares at a weighted average price of $24.54 during the quarter ended September 30, 2021. – Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports.

15 $3,656 $3,773 $4,474 $4,675 $4,474 $4,603 $4,210 $3,957 5.14% 5.17% 4.44% 4.12% 4.39% 4.47% 4.62% 4.64% 4.45% 4.42% 4.48% 4.50% 4.26% Total loans Loan yield Loan yield, excl. SBA PPP (non-GAAP) 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Loan Balances and Loan Yields Commercial & industrial 16.5% SBA PPP 6.8% Owner- occupied CRE 23.0% Non-owner occupied CRE 36.8% Residential real estate 3.2% Construction & land development 7.5% Consumer 6.2% LOAN PORTFOLIO Loan Portfolio Composition Loan Portfolio Repricing Schedule (excluding SBA PPP loans) 38.9% 35.0% 33.1% 32.9% 32.2% 31.0% 25.1% 22.8% 21.1% 21.1% 21.6% 21.8% 36.0% 42.2% 45.8% 46.0% 46.2% 47.2% Fixed rate Floating (monthly repricing) Adjustable (>1 month repricing) 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 – Total loans includes loans held for sale. – Loan yield includes the average balance of loans receivable, net and loans held for sale. – Refer to Appendix for calculation of non-GAAP financial measure. – Dollars in millions. 4.62%

16 LOAN PORTFOLIO COMPOSITION $3,654 $3,768 $4,469 $4,596 $4,208 $3,954 $854 $852 $733 $694 $652 $653 $779 $805 $857 $881 $866 $908 $1,302 $1,289 $1,410 $1,428 $1,425 $1,460 $101 $132 $123 $115 $120 $126$214 $275 $306 $298 $329 $296 $404 $415 $325 $294 $272 $246 $715 $887 $544 $267 Commercial & industrial Owner-occupied CRE Non-owner occupied CRE Residential real estate Construction & land development Consumer SBA PPP 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 – Excludes loans held for sale. – Dollars in millions.

17 New Commitments Originated $19 $18 $16 $23 $30 $9 $17 $12 $22 $27 $192 $164 $226 $152 $271 $8 $353 $27 Consumer Residential Commercial, excl. SBA PPP SBA PPP Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 LOAN PRODUCTION – Dollars in millions.

18 LINE OF CREDIT ("LOC") UTILIZATION 39.14% 35.78% 25.29% 22.68% 23.92% 24.76% 39.38% 37.24% 33.62% 32.56% 33.03% 30.71% 53.66% 41.50% 58.22% 51.65% 57.50% 55.13% Utilization Rate - Construction LOCs Utilization Rate - Consumer LOCs Utilization Rate - C&I LOCs 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021

19 CHANGES IN LOANS RECEIVABLE Change in Loans - Q3 2021 $4,207,530 $(284,385) $195,470 $(167,135) $(18,498) $21,087 $(184) $3,953,885 Loans receivable at June 30, 2021 PPP prepayments and payoffs Loans originated Prepayments Payoffs Net advances/ payments Change in net deferred fee and acquired discount Loans receivable at September 30, 2021

20 COMMERCIAL LOAN EXPOSURE Commercial Business Loans by Industry Exposure Industry Amount WARR at 12/31/20 WARR at 6/30/21 WARR at 9/30/21 Real estate and rental and leasing $1,509,367 4.52 4.46 4.48 Health care and social assistance 285,936 4.56 4.56 4.48 Accommodation and food services 177,946 6.27 6.47 6.34 Retail trade 154,003 4.63 4.68 4.67 Construction 160,969 4.66 4.68 4.66 Other services (except Public administration) 110,445 4.86 4.80 4.74 Manufacturing 105,352 5.21 4.94 4.89 All other industries 516,122 4.70 4.54 4.50 Total $3,020,140 4.73 4.67 4.64 CRE Loans only by Collateral Type Collateral Type Amount WARR at 12/31/20 WARR at 6/30/21 WARR at 9/30/21 Office $524,659 4.52 4.46 4.39 Industrial 347,231 4.45 4.51 4.46 Retail store / shopping center 254,917 4.79 4.74 4.70 Multi-family 201,425 4.38 4.39 4.35 Mixed use property 165,730 4.77 4.75 4.76 Motel / hotel 153,209 6.20 6.19 6.17 Single purpose 118,660 4.82 4.84 4.85 Warehouse 132,098 4.62 4.58 4.54 Mini-storage 144,551 4.20 4.19 4.27 Recreational / school 74,233 5.14 5.13 5.12 Other 250,650 4.62 4.63 4.67 Total $2,367,363 4.70 4.68 4.65– Categorized by NAICS code. – Excludes SBA PPP loans. – WARR = Weighted average risk rating. Office 22.2% Industrial 14.7% Retail store / shopping center 10.8% Multi-family 8.5% Mixed use property 7.0% Motel / hotel 6.5% Single purpose 5.0% Warehouse 5.6% Mini-storage 6.1% Recreational / school 3.1% Other 10.5% Real estate and rental and leasing 50.0% Health care and social assistance 9.5% Accommodation and food services 5.9% Retail trade 5.1% Construction 5.3% Other Services (except Public administration) 3.7% Manufacturing 3.5% All other industries 17.0%

21 No data to display PPP2 PPP1 Key statistics from inception of the SBA's PPP through September 30, 2021 SBA PPP LOANS As of September 30, 2021 PPP1 PPP2 Total PPP Total number of funded loans 4,642 2,542 7,184 Total amount funded $ 897,353 $ 380,014 $ 1,277,367 Average funded loan size $ 193 $ 149 $ 178 Total net fees deferred at funding $ 28,805 $ 16,041 $ 44,846 Net deferred fees unrecognized as of period end $ 280 $ 9,055 $ 9,335 Change in SBA PPP - Q3 2021 $544,250 $(284,385) $2,276 $4,755 $266,896 Q2 2021 Am. Cost Payments PPP1 net fee amortized PPP2 net fee amortized Q3 2021 Am. Cost $19,683 $196,437 $347,813 $247,213 $(105,355) $(179,030)

22 HIGHER RISK INDUSTRIES WITH ENHANCED MONITORING – Categorized by NAICS code and excluding SBA PPP loans. Hotels and other accomodation Restaurants and other food service Recreation and fitness related activities Amortized cost $131,756 $52,407 $30,816 % of Loans receivable, excluding SBA PPP 3.6% 1.4% 0.8% Unfunded commitment $9,426 $3,970 $3,063 % Secured by real estate 92.4% 70.9% 69.2% Weighted average risk rating 6.84 6.21 6.15 Average non-zero balance loan size $3,764 $312 $994 Amortized cost classified as nonaccrual $3,460 $5,599 $876 Amortized cost classified as performing TDR $24,420 $2,236 $8 Amortized cost of criticized loans $74,172 $14,527 $13,828 Past due 30+ days on accrual status $6,165 — —

23 $15,679 $45,366 $58,092 $52,868 $35,341 $25,894 $13,696 $44,525 Nonaccrual loans OREO Nonperforming assets to total assets 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 0.29% 0.82% 0.88% 0.75% 0.50% 0.36% NONPERFORMING ASSETS $841 $1,983

24– Refer to Appendix for calculation of non-GAAP financial measure. $35,042 $36,171 $70,185 $64,225 $51,562 $48,317 ACL % ACL / Loans % ACL / Loans excl. SBA PPP (non-GAAP) 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 0.96% 0.96% 1.57% 1.40% 1.23% 1.22% 1.87% 1.73% 1.41% 1.31% ALLOWANCE FOR CREDIT LOSSES ("ACL")

25 $4,432 $4,583 $5,598 $5,689 $5,598 $6,020 $6,062 $6,216 0.25% 0.37% 0.23% 0.19% 0.14% 0.12% 0.10% 0.09% Total deposits Cost of total deposits 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Deposit Composition DEPOSITS Deposit Composition Noninterest demand deposits 37.0% Interest bearing demand deposits 30.1% Money market accounts 17.3% Savings accounts 9.9% Certificates of deposit 5.7% Deposit Balances and Cost of Total Deposits 30.7% 31.6% 35.4% 36.6% 37.2% 37.0% 29.7% 29.4% 30.7% 29.9% 29.8% 30.1% 17.3% 16.4% 17.2% 17.4% 17.0% 17.3% 11.8% 11.2% 9.6% 9.7% 9.8% 9.9% 10.5% 11.4% 7.1% 6.4% 6.2% 5.7% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 – Dollars in millions.

26 $976 $952 $802 $834 $802 $894 $1,050 $1,073 $342 $243 $153 $14 $35 $166 $223 $100 2.56% 2.75% 2.40% 2.23% 2.17% 2.17% 2.09% 2.13% Portfolio yield New purchases during the period 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Investment Balances and Investment Yield INVESTMENT PORTFOLIO Investment Portfolio Composition US government and agencies 10.1% Municipal securities 21.3% Residential CMO and MBS 23.6% Commercial CMO and MBS 42.2% Corporate obligations 0.2% Other asset- backed securities 2.6% 3.74 3.59 5.64 8.68 6.68 7.94 3.46 3.15 2.69 3.73 4.22 4.35 Duration - new purchases only Duration - total portfolio 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Portfolio Duration • Strong credit quality with 85% of portfolio invested in U.S. government and agency securities or AAA rated • 97% of portfolio is rated AA or better – Dollars in millions.

27 Change in Net Interest Margin YTD Q3 2020 vs. YTD Q3 2021 3.67% (0.69)% 0.31% (0.10)% 0.01% 0.16% 3.36% YTD Q3 2020 Loan yields PPP loans Investments Interest earning deposits Interest bearing liabilities YTD Q3 2021 4.29% 4.22% 3.63% 3.38% 3.53% 3.51% 3.44% 3.15% 4.11% 4.12% 3.57% 3.32% 3.48% 3.44% 3.41% 3.11% Core NIM (Non-GAAP) Accretion 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 NET INTEREST MARGIN Net Interest Margin (GAAP) Average Interest Earning Assets Composition 78.3% 77.6% 67.6% 63.9% 62.8% 60.5% 57.3% 55.8% 10.7% 14.7% 13.9% 13.8% 12.3% 6.1% 19.9% 20.3% 16.0% 14.7% 13.8% 13.9% 15.2% 16.2% 1.8% 2.1% 6.7% 9.5% 11.8% 15.2% 21.9% Interest earning deposits Investment securities SBA PPP loans Loans receivable, net, excl. SBA PPP (Non-GAAP) 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Change in Net Interest Margin QTD Q3 2021 3.44% (0.11)% (0.14)% (0.10)% 0.03% 0.03% 3.15% QTD Q2 2021 NIM Nonaccrual loan recoveries PPP loans Loan yields Investments Other QTD Q3 2021 NIM 5.7% – "Other" change in QTD NIM includes net impact of interest earning deposits and total interest bearing liabilities. – Refer to Appendix for calculation of non-GAAP financial measures. – "Core NIM" reflects net interest margin, excluding incremental accretion on purchased loans.

28 $53.1 $67.6 $46.6 $69.4 $85.4 $89.3 Net income (GAAP) PTPP income (non-GAAP) 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $16.6 $23.9 $25.3 $32.7 $20.6 $21.8 $25.2 $23.2 $26.2 $22.4 PROFITABILITY TRENDS Return on Average Equity (GAAP) and Tangible Common Equity (non-GAAP) Noninterest Expense/Avg. Assets Return on Average Assets 1.07% 1.25% 0.74% 1.00% 1.42% 1.51% 1.85% 1.13% 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net Income (GAAP) and Pre-tax, Pre-provision Income (non-GAAP), in millions 12.28% 13.35% 8.98% 12.66% 17.62% 18.37% 22.94% 13.93% 7.72% 8.56% 5.78% 8.28% 11.74% 12.43% 15.59% 9.55% Return on average equity (GAAP) Return on average tangible common equity (non-GAAP) 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 3.00% 2.71% 2.37% 2.17% 2.30% 2.22% 2.06% 2.04% 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 – Refer to Appendix for calculation of non-GAAP financial measures.

29 12.9% 12.8% 14.0% 14.5% 15.1% 14.8% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 2.9% 2.8% 4.0% 4.5% 5.1% 4.8% Well-capitalized Excess capital 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 – Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports. – Refer to Appendix for calculation of non-GAAP financial measures. – Well-capitalized represents FDIC well-capitalized ratio threshold for banks. The minimum capital ratio requirement for Tier 1 leverage and Total risk based capital is 4.0% and 8.0%, respectively. – Brokered CD capacity limited to 15% of total deposits in accordance with Bank's Asset and Liability Management policy. 10.5% 10.6% 9.0% 9.1% 9.1% 8.8% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.5% 5.6% 4.0% 4.1% 4.1% 3.8% Well-capitalized Excess capital 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 CAPITAL AND SOURCES OF LIQUIDITY Tier 1 Leverage Ratio Total Risk Based Capital Equity Ratios Primary and Secondary Sources of Liquidity 10.0% 9.7% 9.6% 8.9% 9.9% 10.4% 8.9% 8.5% 8.8% 8.5% 14.3% 14.6% 12.4% 11.8% 12.0% 11.7% Stockholders' equity to total assets (GAAP) TCE, excluding PPP loans (non-GAAP) TCE (non-GAAP) 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Source September 30, 2021 Cash and cash equivalents $1,634,739 Unencumbered investment securities AFS 589,663 FHLB and FRB borrowing availability 1,042,508 Fed fund lines 215,000 Brokered CD capacity 932,334 Total $4,414,244

SHAREHOLDER RETURN

31 TOTAL SHAREHOLDER RETURN Stock Summary Ticker HFWA Exchange NASDAQ Stock price $25.64 Market capitalization (in millions) $921.8 Dividend yield (regular dividend only) 3.12% Average Daily Volume (3 month) Average daily volume (shares) 136,759 Average daily volume ($000s) $3,507 52-Week High and Low Price 52-week high (3/12/2021) 30.86 52-week low (11/04/2020) 19.75 Per Share Tangible book value per share $16.97 EPS - 2021E $2.57 EPS - 2022E $1.66 Number of research analysts 5 Valuation Ratios Price / Tangible book value 151.1% Price / 2021E EPS 10.0x Price / 2022E EPS 15.4x Dividends Per Share Declared $0.50 $0.53 $0.72 $0.61 $0.72 $0.84 $0.80 $0.81 $0.08 $0.10 $0.11 $0.12 $0.15 $0.18 $0.20 $0.20$0.08 $0.11 $0.12 $0.13 $0.15 $0.18 $0.20 $0.20 $0.09 $0.11 $0.12 $0.13 $0.15 $0.19 $0.20 $0.20 $0.09 $0.11 $0.12 $0.13 $0.17 $0.19 $0.20 $0.21 $0.16 $0.10 $0.25 $0.10 $0.10 $0.10 Q1 Q2 Q3 Q4 Special dividends 2014 2015 2016 2017 2018 2019 2020 2021 Total Return – Last 12 Months – Market information as of October 8, 2021. – Dividend information as of October 21, 2021.

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

33 NON-GAAP FINANCIAL MEASURES 2018 2019 2020 2020 2021 Q3 Q4 Q1 Q2 Q3 Pre-tax, pre-provision income: Net income (GAAP) $53,057 $67,557 $46,570 $16,636 $23,882 $25,344 $32,702 $20,592 Exclude income tax expense 11,238 13,488 6,610 2,477 4,429 5,102 7,451 4,997 Exclude provision for (reversal of provision for) credit losses 5,129 4,311 36,106 2,730 (3,133) (7,199) (13,987) (3,149) Pre-tax, pre-provision income (non-GAAP) $69,424 $85,356 $89,286 $21,843 $25,178 $23,247 $26,166 $22,440 Loan yield, excluding SBA PPP loans, annualized: Interest and fees on loans (GAAP) $175,466 $189,515 $192,417 $47,647 $50,089 $49,524 $50,750 $46,863 Exclude impact on loan yield from SBA PPP loan interest and fees — — (19,472) (5,810) (8,739) (9,136) (10,003) (8,042) Adjusted interest and fees on loans (non-GAAP) $175,466 $189,515 $172,945 41,837 $41,350 $40,388 $40,747 $38,821 Average loans receivable, net (GAAP) $3,414,424 $3,668,665 $4,335,564 $4,605,389 $4,540,962 $4,490,499 $4,402,868 $4,005,585 Exclude average SBA PPP loans — — (589,635) (863,127) (822,460) (832,148) (777,156) (392,570) Adjusted average loans receivable, net (non-GAAP) $3,414,424 $3,668,665 $3,745,929 $3,742,262 $3,718,502 $3,658,351 $3,625,712 $3,613,015 Loan yield, annualized (GAAP) 5.14% 5.17% 4.44% 4.12% 4.39% 4.47% 4.62% 4.64 % Loan yield, excluding SBA PPP loans, annualized (non-GAAP) 5.14% 5.17% 4.62% 4.45% 4.42% 4.48% 4.50% 4.26 % Net interest margin, excluding incremental accretion on purchased loans, annualized: Net interest income (GAAP) $186,993 $199,682 $200,997 $49,678 $52,455 $52,238 $54,265 $51,378 Exclude incremental accretion on purchased loans (7,964) (4,876) (3,446) (944) (795) (1,075) (495) (681) Adjusted net interest income (non-GAAP) $179,029 $194,806 $197,551 $48,734 $51,660 $51,163 $53,770 $50,697 Average total interest earning assets, net $4,358,643 $4,729,885 $5,535,236 $5,855,240 $5,913,765 $6,042,566 $6,327,171 $6,474,527 Net interest margin, annualized (GAAP) 4.29% 4.22% 3.63% 3.38% 3.53% 3.51% 3.44% 3.15 % Net interest margin, excluding incremental accretion on purchased loans, annualized (non-GAAP) 4.11% 4.12% 3.57% 3.32% 3.48% 3.44% 3.41% 3.11%

34 2018 2019 2020 2020 2021 Q3 Q4 Q1 Q2 Q3 Return on average tangible common equity: Net income (GAAP) $53,057 $67,557 $46,570 $16,636 $23,882 $25,344 $32,702 $20,592 Add amortization of intangible assets 3,819 4,001 3,525 860 859 797 797 758 Exclude tax effect of adjustment (802) (840) (740) (181) (180) (167) (167) (159) Tangible net income (non-GAAP) $56,074 $70,718 $49,355 $17,315 $24,561 $25,974 $33,332 $21,191 Average stockholders' equity (GAAP) $687,094 $789,502 $805,580 $799,738 $808,999 $827,021 $835,761 $855,708 Exclude average intangible assets (230,282) (259,667) (255,898) (255,453) (254,587) (253,747) (252,956) (252,159) Average tangible common stockholders' equity (non- GAAP) $456,812 $529,835 $549,682 $544,285 $554,412 $573,274 $582,805 $603,549 Return on average equity, annualized (GAAP) 7.72% 8.56% 5.78% 8.28% 11.74% 12.43% 15.69% 9.55 % Return on average tangible common equity, annualized (non-GAAP) 12.28% 13.35% 8.98% 12.66% 17.62% 18.37% 22.94% 13.93 % NON-GAAP FINANCIAL MEASURES

35 2018 2019 2020 2021 Q1 Q2 Q3 Tangible common equity to tangible assets: Total stockholders' equity (GAAP) $760,723 $809,311 $820,439 $827,151 $855,984 $848,404 Exclude intangible assets (261,553) (257,552) (254,027) (253,230) (252,433) (251,675) Tangible common equity (non-GAAP) $499,170 $551,759 $566,412 $573,921 $603,551 $596,729 Total assets (GAAP) $5,316,927 $5,552,970 $6,615,318 $7,028,392 $7,105,672 $7,259,038 Exclude intangible assets (261,553) (257,552) (254,027) (253,230) (252,433) (251,675) Tangible assets (non-GAAP) $5,055,374 $5,295,418 $6,361,291 $6,775,162 $6,853,239 $7,007,363 Total assets (GAAP) $5,316,927 $5,552,970 $6,615,318 $7,028,392 $7,105,672 $7,259,038 Exclude intangible assets (261,553) (257,552) (254,027) (253,230) (252,433) (251,675) Exclude SBA PPP loans — — (715,121) (886,761) (544,250) (266,896) Tangible assets, excluding SBA PPP loans (non-GAAP) $5,055,374 $5,295,418 $5,646,170 $5,888,401 $6,308,989 $6,740,467 Stockholders' equity to total assets (GAAP) 14.3% 14.6% 12.4% 11.8% 12.0% 11.7 % Tangible common equity to tangible assets (non-GAAP) 9.9 10.4 8.9 8.5 8.8 8.5 Tangible common equity to tangible assets, excluding SBA PPP loans (non-GAAP) 9.9 10.4 10.0 9.7 9.6 8.9 ACL on loans to loans receivable, excluding SBA PPP loans: Allowance for credit losses on loans $35,042 $36,171 $70,185 $64,225 $51,562 $48,317 Loans receivable (GAAP) $3,654,160 $3,767,879 $4,468,647 $4,595,869 $4,207,530 $3,953,884 Exclude SBA PPP loans — — (715,121) (886,761) (544,250) (266,896) Loans receivable, excluding SBA PPP (non-GAAP) $3,654,160 $3,767,879 $3,753,526 $3,709,108 $3,663,280 $3,686,988 ACL on loans to loans receivable (GAAP) 0.96% 0.96% 1.57% 1.40% 1.23% 1.22 % ACL on loans to loans receivable, excluding SBA PPP loans (non-GAAP) 0.96% 0.96% 1.87% 1.73% 1.41% 1.31 % NON-GAAP FINANCIAL MEASURES

36 2009 2010 2011 2012 2013 2014 2015 2016 Tangible book value per share: Total stockholders' equity (GAAP) $158,498 $202,279 $202,520 $198,938 $215,762 $454,506 $469,970 $481,763 Exclude intangible assets (13,358) (14,965) (14,525) (14,098) (30,980) (129,918) (127,818) (126,403) Exclude preferred stock (23,487) — — — — — — — Tangible common equity (non- GAAP) $121,653 $187,314 $187,995 $184,840 $184,782 $324,588 $342,152 $355,360 Shares outstanding 11,057,972 15,568,471 15,456,297 15,117,980 16,210,747 30,259,838 29,975,439 29,954,931 Book value per share (GAAP) $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 Tangible book value per share (non-GAAP) $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 11.41 $11.86 2017 2018 2019 2020 2021 Tangible book value per share (continued): Q1 Q2 Q3 Total stockholders' equity (GAAP) $505,305 $760,723 $809,311 $820,439 $827,151 $855,984 $848,404 Exclude intangible assets (125,117) (261,553) (257,552) (254,027) (253,230) (252,433) (251,675) Tangible common equity (non- GAAP) $380,188 $499,170 $551,759 $566,412 $573,921 $603,551 $596,729 Shares outstanding 29,927,746 36,874,055 36,618,729 35,912,243 35,981,317 36,006,560 35,166,599 Book value per share (GAAP) $16.88 $20.63 $22.10 $22.85 $22.99 $23.77 $24.13 Tangible book value per share (non-GAAP) $12.70 $13.54 $15.07 $15.77 $15.95 $16.76 $16.97 NON-GAAP FINANCIAL MEASURES

QUESTIONS AND ANSWERS